UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 1.01	Entry into Material Definitive Agreement and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 14, 2016, Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), and various affiliates of the Operating Partnership entered into an Amended and Restated Global Senior Credit Agreement (the “Global Facility”) with various lenders and Bank of America, N.A., as Global Administrative Agent. Pursuant to the Global Facility, the Operating Partnership and various affiliates thereof (collectively the “Borrowers”) may obtain loans and/or procure the issuance of letters of credit in various currencies on a revolving basis in an aggregate amount not exceeding the U.S. Dollar equivalent (as of March 31, 2016) of $3,000,000,000 (subject to increase to not more than the U.S. Dollar equivalent of $3,750,000,000 (determined as of the effective date of such increase) pursuant to the accordion feature included in the Global Facility). As of the closing date, the Global Facility has three tranches: (i) a U.S. Dollar Tranche in the amount of $1,750,000,000, (ii) a Euro Tranche in the amount of €746,895,000, and (iii) a Yen Tranche in the amount of ¥45,032,000,001.

The Global Facility is scheduled to mature on April 14, 2020, but the Operating Partnership may, at its option and subject to payment of an extension fee, extend the maturity date of the Global Facility for six months on two occasions (to October 14, 2020 and April 14, 2021, respectively). Pricing under the Global Facility, including the spread over the applicable LIBOR and the rates applicable to facility fees and letter of credit fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. As of the closing date, the spread was 90 basis points. The Global Facility contains customary representations, covenants (including certain financial tests applicable to Prologis) and defaults (including a cross-acceleration to other recourse indebtedness of more than $100,000,000). Prologis has unconditionally guaranteed all obligations of each borrower under the Global Facility, and the Operating Partnership has unconditionally guaranteed all obligations of each other borrower under the Global Facility.

The Global Facility has been included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Global Senior Credit Agreement dated as of April 14, 2016 among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and agents, and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016

PROLOGIS, INC.

By:	/s/ Michael T. Blair
Name:	Michael T. Blair

Title:	Managing Director, Deputy General Counsel

Date: April 18, 2016

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Michael T. Blair
Name:	Michael T. Blair
Title:	Managing Director, Deputy General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Global Senior Credit Agreement dated as of April 14, 2016 among Prologis, Inc., Prologis, L.P., various affiliates of Prologis, L.P., various lenders and agents, and Bank of America, N.A., as Administrative Agent.